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                        SUPPLEMENT DATED AUGUST 24, 1999
              TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999

                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY


Integrity Life Insurance Company ("Integrity Life") has consented to an Order of Supervision issued by the Director of Insurance of the State of Ohio. The Company sought protection for Integrity Life following recent ratings downgrades, which were primarily attributed to the potential inability of the Company to meet certain contractual covenants related to its institutional business.

This regulatory action is intended to ensure an orderly process for addressing the financial obligations of Integrity Life and to protect the interests of its individual policyholders. Integrity Life believes it has adequate assets to meet its obligations to individual retail policyholders. Integrity Life will continue payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions.

National Integrity Life Insurance Company ("National Integrity") is a wholly owned subsidiary of Integrity Life. Although National Integrity does not believe this action will affect National Integrity or its policyholders, there can be no assurance that it won't.

THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED.